TD SYNNEX Corporation Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 20, 2024 at 1:00 p.m. Pacific Daylight Time 44201 Nobel Drive, Fremont, CA 94538 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The CEO Lettter, Proxy Statement and Annual Report to Stockholders are available at: http://www.viewproxy.com/TDSYNNEX/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 12, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Stockholders of TD SYNNEX Corporation Notice is hereby given that the Annual Meeting of Stockholders of TD SYNNEX Corporation will be held on March 20, 2024 at 1:00 p.m. Pacific Daylight Time at 44201 Nobel Drive, Fremont, CA 94538 for the following purposes: The Board of Directors recommends voting FOR proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4 and AGAINST proposal 5. 1. Election of Directors 01. Ann Vezina 02. Robert Kalsow-Ramos 03. Richard Hume 04. Kathleen Crusco 05. Ting Herh 06. Hau Lee 07. Nayaki Nayyar 08. Matthew Nord 09. Dennis Polk 10. Claude Pumilia 11. Merline Saintil 2. An advisory vote to approve our Executive Compensation 3. Approval of the 2024 TD SYNNEX Corporation Employee Stock Purchase Plan 4. Ratification of the appointment of KPMG LLP as our independent registered public accountants 5. Stockholder proposal regarding simple majority vote, if properly presented 6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/TDSYNNEX/2024. Have the 11-digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By email at: requests@viewproxy.com * If requesting material by e-mail, please send a blank email with the company name and your 11- digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your email requesting material. You must use the 11-digit control number located in the box below. SCAN TO VIEW MATERIALS & VOTE CONTROL NUMBER INTERNET TELEPHONE E-MAIL

TD SYNNEX Corporation 44201 Nobel Drive, Fremont, CA 94538 The following proxy materials are available to you to review at: http://www.viewproxy.com/TDSYNNEX/2024  CEO Letter  2024 Proxy Statement  2023 Annual Report To obtain directions to the Annual Meeting, email Investor Relations at ir@tdsynnex.com. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/TDSYNNEX/2024 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.